

LAREDO PETROLEUM

2015 Fourth-Quarter and Full-Year Financial and Operating Results and Year-End Reserve Estimates

February 2016

Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 its Quarterly Reports on Form 10-Q for the periods ended March 31, 2015 and September 30, 2015, our to be filed Annual Report for the year ended December 31, 2015 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves," "resource potential," "estimated ultimate recovery," "EUR," "development ready," "horizontal productivity confirmed," "horizontal productivity not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A "resource play" is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Estimated ultimate recovery", or "EUR", refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Improving Laredo Regardless of Price Environment

- Earth Model and enhanced completions drive well performance
- 2016 drilling program focuses on highest rate of return wells, capitalizing on Laredo's contiguous acreage base and infrastructure investments
- Drilling and completion efficiencies, along with recent service-cost savings, further enhance program rate of return
- Medallion pipeline system experiences strong growth rates
- Exceptional hedge position protects cash flow
- Adjusted PUD booking methodology maximizes flexibility

Managing Capital



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Capital Investment¹ ($ MM)
$562
$737
$631
$1,398
$562
$345
2011
2012
2013
2014
2015
2016E

Reducing capital ~39% YoY enables the Company to self-fund a larger percentage of its capital program

[1] 2011-2013 adjusted for Granite Wash divestiture, closed August 1, 2013

Financial Flexibility Benefits Stakeholder Value

- **$800+ million of liquidity[1]**
- **$950 million of notes callable at Laredo's option in 2017**
- **Borrowing Base does not include LPI's 49% ownership in Medallion**



Borrowing Base ($ MM)
$1,200
$1,000
$800
$600
$400
$200
$0
5/08
8/08
12/08
5/09
11/09
5/10
11/10
5/11
6/11
7/11
10/11
5/12
11/12
8/13
11/13
5/14
11/14
5/15
11/15



Debt Maturities Summary
Debt ($ MM)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
5.625%
7.375%
6.250%
2016
2017
2018
2019
2020
2021
2022
2023
$1.15 B Borrowing Base²
$170 MM Revolver (Drawn)¹
$1 B Elected Commitment²
$1.3 B Senior Unsecured Notes

[1] As of 2/15/16
[2] Subject to May 2016 redetermination

FY-16 Budget Expectations

Drilling 36 - 38 Hz Wells

- ~95% targeting the UWC & MWC
- >65% 10,000' laterals
- ~96% average working interest
- ~80% on multi-well pads
- ~55% on existing production corridors

Operating 2.5 Hz Rigs

- 3 Hz rigs 1H-16
- 2 Hz rigs 2H-16

$345 MM FY-16E Capital Budget



$35
$17
$13
$280
Drilling & Completions[1]
Facilities
Land & Seismic
Capitalized/Other

Expect ~75% - 80% of program to be funded by operating cash flow

[1] Includes $55 MM of carry-over capital

Maintaining Production



Average Daily Production1,2 (MBOE/d)
50
40
30
20
10
0
41.8 - 42.9 MBOE/d
4Q-15
Exit Rate
2011
2012
2013
2014
2015
FY16E 3

Expecting ~6% exit-to-exit production growth in 2016

[1] Production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 results have been converted to 3-stream using actual gas plant economics

[2] 2011-2013 adjusted for Granite Wash divestiture, closed August 1, 2013

[3] 2016E based on guidance provided for full-year 2016 in the Company's Press Release dated Feb. 16, 2016

Peer-Leading Oil Hedge Position[1]


Oil Production Hedged
% of Estimated Oil Production Hedged
120%
100%
80%
60%
40%
20%
0%
$280 MM of mark-to-market value, as of 1/31/16
$70.84 Floor
$77.22 Floor
2016
2017


Hedging Benefit per Barrel of Oil
Uplift per Barrel of Oil Sold[3]
$35
$30
$25
$20
$15
$10
$5
$0
LPI has no 3-way collar derivative contracts
$31.44
$20.42
2016
2017
LPI
Midland Peer Avg.[2]

[1] Peer group production estimates Bloomberg for 2016 and 2017
[2] Peer average includes AREX, FANG, PE, PXD and RSPP, based on publicly available filings
[3] Assumes oil price of $35 per barrel in 2016 and $40 per barrel in 2017

LAREDO PETROLEUM

Further Improved Drilling and Completions Efficiencies


Hz Drilling Performance
Average Drilling Feet per Day
900
800
700
600
500
400
300
200
100
0
2013
2014
2015
~75% Improvement


Hz Completions Performance
Average Frac Stages per Day
5.5
5.0
4.5
4.0
3.5
3.0
2013
2014
2015
~20% Improvement

Continued drilling & completions performance improvements plus service cost reductions lead to improved capital efficiency

Further Improved Drilling and Completions Capital Savings


UWC/MWC Multi-Well Pad D&C Capital
D&C Capital Per Well ($ MM)
$8
$7
$6
$5
$4
$3
$2
$1
$0
7,500' Lateral
10,000' Lateral
Decreased $0.7 MM
Decreased $0.9 MM
$5.9
$5.2
11%
49%
40%
$6.8
$5.9
10%
53%
37%
YE15[1]
2016E
YE15[1]
2016E
D&C
Drilling
Completions
Equipment

Equipment Capital Includes:
- Pad Preparation
- Well-Site Metering
- Heater Treaters
- Separation Equipment
- Artificial Lift Equipment

Average ~13% UWC/MWC capital savings

[1] YE15 well cost estimates for FY16

LAREDO PETROLEUM

Enhanced Completions Benefit


500
400
300
200
100
0
Cumulative Oil Production (MBO)
0
30
60
90
120
150
180
Producing Days
Actual, ~130% of Oil Type Curve
Earth Model Estimate, ~115% of Oil Type Curve
Oil Type Curve

To date, all wells[1] utilizing increased sand and the Earth Model have performed at an average of ~130% of Oil Type Curve

Note: Production data through 2/13/16

[1] To-date, 10 Hz wells have utilized both increased sand and the Earth Model

Enhancing Well Returns[1]



Well Returns (% Rate of Return)
60%
50%
40%
30%
20%
10%
0%
$35
$45
$55
Crude Oil ($/Bbl)
MWC
UWC
Jan. '16 WTI Fwd

Efficiency gains and cost savings generate positive returns in this commodity price environment

[1] Returns reflect 10,000' laterals, additional sand, two-well pads and $2.75/Mcf natural gas; prior to potential Earth Model uplift

LAREDO PETROLEUM

Rig Cadence Drives Oil Percentage



Number of Gross Hz Completions per Quarter vs. % Oil Production
Number of Gross Hz Completions per Quarter
% Oil Production
30
20
10
0
60%
55%
50%
45%
40%
48%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16E

Percent oil of total production to stabilize in 45% - 50% range as rig cadence normalizes from prior-year levels

PUD Booking Approach

Laredo has changed its approach to booking PUD locations in our YE-15 SEC reserve report to maximize optionality and flexibility

- **1,100 identified inventory locations capable of generating a ROR higher than 12% in the current commodity price environment[1]**
- **YE-15 Total Proved Reserves includes less than one full year of PUD locations at the current rig cadence**

Results in maintaining maximum optionality and flexibility to optimize location and horizon selection with the Earth Model and take advantage of our contiguous acreage base and infrastructure investments

[1] Based on Jan 4th strip prices

LAREDO PETROLEUM

YE-15 Total Proved Reserves by Product

YE-15 Total Proved Reserves (MMBOE)


20%
80%
PD
PUD

YE-15 Total Proved Reserves	Well Count	% Oil
PD (Hz)	235	42%
PD (Vt)	471	36%
Total PD	706	41%
PUD (Hz)	38	46%
PUD (Vt)	0	-
Total PUD	38	46%
Total Proved Reserves[1]	744	42%

Vertical PD Reserves significantly impact Total Proved Reserves % Oil

[1] Total Proved Reserves prepared by Ryder Scott. Consists of 42% oil, 29% NGLs & 29% natural gas

LAREDO PETROLEUM

Continuing to Diligently Cut Cash Costs



$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Cash Costs ($/BOE)
$17.01
$14.07
$13.52
$12.15
$12.26
~23% YoY Decrease
FY14 1
1Q15
2Q15
3Q15
4Q15
LOE
Cash G&A
Prod & Ad Val Tax
Midstream

Demonstrable track record of consistently reducing cash costs to preserve margin

[1] 2014 volumes converted to three stream using 18% uplift conversion factor

Medallion Crude Oil System[1]

- ~500 miles with >290,000 net acres dedicated to system
- >2 million acres either under AMI or supporting firm commitments
- Total delivery point capacity expected to exceed 500,000 BOPD


GAINES
DAWSON
BORDEN
SCURRY
FISHER
ANDREWS
MARTIN
HOWARD
MITCHELL
NOLAN
Bridgetex
ECTOR
MIDLAND
GLASSCOCK
STERLING
COKE
Enterprise
CRANE
UPTON
REAGAN
IRION
TOM GREEN
Longhorn Pipeline
PECOS
CROCKETT
SCHLEICHER
Medallion Pipelines
Truck Offloading
Refinery
LPI Leasehold
Delivery Point
3rd-Party Pipeline

Medallion's Delivered Volumes


Volumes (BOPD)
100,000
80,000
60,000
40,000
20,000
0
LPI's 1Q-16 expected cash flow margin is $0.51/Bbl
1Q15
2Q15
3Q15
4Q15
1Q16E
Laredo
3rd Party

Note: Laredo Midstream Services (LMS) is a 49% owner of the Midland Basin pipeline system operated by Medallion. As of 1/31/16, LMS has invested ~$185 MM of capital to fund all committed expansions to date

[1]Upon completion of committed projects

First-Quarter 2016 Guidance

	1Q-2016
Production (MMBOE)……	3.7 - 4.0
Product % of total production:	
Crude oil……	~48%
Natural gas liquids……	~26%
Natural gas……	~26%
Price Realizations (pre-hedge):	
Crude oil (% of WTI)……	~80%
Natural gas liquids (% of WTI)……	~22%
Natural gas (% of Henry Hub)……	~67%
Operating Costs & Expenses:	
Lease operating expenses ($/BOE)……	$5.75 - $6.75
Midstream expenses ($/BOE)……	$0.20 - $0.40
Production and ad valorem taxes (% of oil, NGL and gas revenue)……	8.25%
General and administrative expenses ($/BOE)……	$5.50 - $6.50
Depletion, depreciation and amortization ($/BOE)……	$10.00 - $11.00

Oil & Natural Gas Hedges

Open Positions as of January 31, 2016[1]	2016	2017	2018	Total
OIL[2]				
Puts:				
Hedged volume (Bbls)	1,296,000			1,296,000
Weighted average price ($/Bbl)	$45.00			$45.00
Swaps:				
Hedged volume (Bbls)	1,573,800			1,573,800
Weighted average price ($/Bbl)	$84.82			$84.82
Collars:				
Hedged volume (Bbls)	3,654,000	2,628,000		6,282,000
Weighted average floor price ($/Bbl)	$73.99	$77.22		$75.34
Weighted average ceiling price ($/Bbl)	$89.63	$97.22		$92.81
Total volume with a floor (Bbls)	6,523,800	2,628,000		9,151,800
Weighted average floor price ($/Bbl)	$70.84	$77.22		$72.68

	2016	2017	2018	Total
NATURAL GAS[3]				
Puts:				
Hedged volume (MMBtu)		8,040,000	8,220,000	16,260,000
Weighted average floor price ($/MMBtu)		$2.50	$2.50	$2.50
Collars:				
Hedged volume (MMBtu)	18,666,000	5,475,000		24,141,000
Weighted average floor price ($/MMBtu)	$ 3.00	$3.00		$3.00
Weighted average ceiling price ($/MMBtu)	$ 5.60	$4.00		$5.40
Total volume with a floor (MMBtu)	18,666,000	13,515,000	8,220,000	40,401,000
Weighted average floor price ($/MMBtu)	$3.00	$2.70	$2.50	$2.80

[1] Updated to reflect hedges placed through 01/31/16
[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil
[3] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period